SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 29, 2002


                              DHB INDUSTRIES, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                       0-22429               11-3129361
 ----------------------------         --------------      ----------------------
 (State or other jurisdiction          (Commission           (I.R.S. Employer
        of incorporation)              File Number)         Identification No.)


         555 WESTBURY AVE., CARLE PLACE, NEW YORK                11514
         ----------------------------------------                -----
         (Address of principal executive offices)             (Zip Code)


                                 (516) 997-1155
                                 --------------
               Registrant's telephone number, including area code

Item 5.  OTHER EVENTS

On January 29, 2002, the Company received approval from the American Stock Exchange of its application for listing. The Company's shares of Common Stock are expected to commence trading on the Amex on February 7, 2002.

Item 7.   EXHIBITS

Exhibit 99.2 Press Release dated January 29, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                         DHB Industries, Inc.
                                         (Registrant)


Date: January 30, 2002                   By:/s/DAWN M. SCHLEGEL
                                            ------------------------------
                                            Name: Dawn M. Schlegel
                                            Title: Chief Financial Officer